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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

                             Filed by the Registrant                         [X]
                   Filed by a Party other than the Registrant                [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Section 240.14a-12

                             SPDR INDEX SHARES FUNDS
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:

     ---------------------------------------------------------------------------
     2)   Aggregate number of securities to which transaction applies:

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     3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     ---------------------------------------------------------------------------
     4)   Proposed maximum aggregate value of transaction:

     ---------------------------------------------------------------------------
     5)   Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     ---------------------------------------------------------------------------
     2)   Form, Schedule or Registration Statement No.:

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     3)   Filing Party:

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     4)   Date Filed:

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                             SPDR INDEX SHARES FUNDS
                            SPDR EURO STOXX 50(R) ETF

                    MEETING ADJOURNED UNTIL SEPTEMBER 8, 2010
                         YOUR VOTE IS URGENTLY REQUESTED

Dear Shareholder of SPDR EURO STOXX 50 ETF (FEZ) fund:

     The special meeting of shareholders of SPDR EURO STOXX 50 ETF fund (formerly, SPDR DJ EURO STOXX 50 ETF fund), a series of SPDR Index Shares Funds, has been adjourned multiple times, and is currently scheduled to reconvene on Wednesday, September 8, 2010. State Street Global Advisors or its proxy solicitor has contacted many shareholders over the past few months by mail, telephone and other means to encourage increased vote participation.

       YOUR PARTICIPATION IS CRITICAL TO ENSURE PASSAGE OF THE PROPOSALS. THERE ARE LESS THAN 2 WEEKS REMAINING UNTIL THE ADJOURNED MEETING DATE
                               OF SEPTEMBER 8TH.

     To date, only this fund's vote remains outstanding - the vote and the proposals have passed for 76 of 77 funds.

     THE BOARD OF TRUSTEES OF YOUR FUND, INCLUDING THE INDEPENDENT TRUSTEES COMPRISING A MAJORITY OF YOUR FUND'S BOARD OF TRUSTEES, RECOMMENDS A VOTE FOR ALL PROPOSALS ON THE MEETING AGENDA.

     If you have not already done so, please take a moment to vote your shares today. Your vote is important no matter how many shares you hold. A duplicate proxy card/voting instruction form is enclosed for your convenience.

       PLEASE HELP US SAVE YOUR FUND FURTHER SOLICITATION COSTS BY VOTING
                                YOUR PROXY TODAY.

     You may call Broadridge Financial Solutions, Inc. at 1-877-257-9951 to cast your vote immediately over the telephone with a representative. Alternatively, you may vote by touch-tone telephone or via the Internet by using the control number and following the instructions on the proxy card/voting instruction form included in this mailing, or please mark, sign, date and return your proxy card/voting form in the postage-paid envelope provided.

     On behalf of the Board of Trustees of the fund, please accept our thanks for your assistance in this important matter.

                                            Sincerely,

                                            SPDR EURO STOXX 50 ETF fund

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SPDR FUNDS SPECIAL MEETING: **URGENT** FINAL ADJOURNMENT - ACTION REQUIRED

From: SPECIMEN [id@ProxyVote.com]
Sent: Tuesday, August 24, 2010 5:06 PM

To: [Shareholder]

Subject: SPDR FUNDS SPECIAL MEETING: **URGENT** FINAL ADJOURNMENT -
         ACTION REQUIRED

*THIS IS A REMINDER*

You were previously sent proxy soliciting information pertaining to the SPDR Series Trust and SPDR Index Shares Funds meeting of shareholders. According to our latest records, we have not received your voting instruction(s) on the matters to be considered at this meeting.

If you have recently voted, please disregard this notice. Thank you.

This is a NOTIFICATION of the:

2010 SPDR Series Trust and SPDR Index Shares Funds Special Meeting of Stockholders.

MEETING DATE: September 8, 2010
RECORD DATE: January 6, 2010
CUSIP NUMBER: 78464A102

ACCOUNT NUMBER: 3456789012345678901

CONTROL NUMBER: 012345678901

You can enter your voting instructions and view the shareholder material at the following Internet site. If your browser supports secure transactions you will be automatically directed to a secure site.

http://www.proxyvote.com/0012345678901

Note: If your e-mail software supports it, you can simply click on the above link.

Internet voting is accepted up to 11:59 pm (ET) the day before the meeting/cut off date. Please refer to the proxy materials, available via the link(s) below, to confirm if a cut off date applies to this solicitation. In the event of a discrepancy between information contained in this e-mail and the proxy material, the proxy material will prevail.

The relevant supporting documentations can also be found at the following Internet site(s):

Proxy Statement

https://materials.proxyvote.com/Approved/MC0256/20100106/NPS_50999.pdf

Reminder Letter

https://materials.proxyvote.com/Approved/MC0256/20100106/SHLTR_65529.PDF

To view the documents above, you may need the Adobe Acrobat Reader. To download the Adobe Reader, click the url address below:
http://www.adobe.com/products/acrobat/readstep2.html

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have it sent to your enrolled e-mail address by going to
http://www.InvestorDelivery.com.

Your InvestorDelivery Enrollment Number is: M012345678901

There are no charges for this service. There may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which must be borne by the stockholder.

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